Exhibit 99.1

Synlogic Announces Proposed Public Offering of Common Stock

CAMBRIDGE, Mass.—(BUSINESS WIRE)—April 15, 2021— Synlogic (Nasdaq: SYBX), a clinical stage company bringing the transformative potential of synthetic biology to medicine, today announced that it has commenced an underwritten public offering of its common stock. All shares of common stock to be sold in the offering will be offered by Synlogic. Synlogic intends to grant the underwriter a 30-day option to purchase up to an aggregate of an additional 15% of the shares of its common stock offered in the public offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

SVB Leerink is acting as sole book-running manager for the offering.

The securities described above are being offered by Synlogic pursuant to its shelf registration statement on Form S-3 (File No. 333-226730) filed with the Securities Exchange Commission (the “SEC”) on August 9, 2018 and declared effective by the SEC on August 30, 2018. A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at https://www.sec.gov/. When available, copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may be obtained from SVB Leerink LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA 02110, by telephone at (800) 808-7525, ext. 6105, or by email at syndicate@svbleerink.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities, in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offer, if at all, will be made only by means of the prospectus supplement and accompanying prospectus forming a part of the effective registration statement.

About Synlogic

Synlogic™ is bringing the transformative potential of synthetic biology to medicine. Synlogic designs Synthetic Biotic medicines that target validated underlying biology to treat disease in new ways. Synlogic’s proprietary pipeline includes Synthetic Biotics for the treatment of metabolic disorders including Phenylketonuria (PKU) and Enteric Hyperoxaluria (HOX).

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, including the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed public offering, as well as risks and uncertainties inherent in Synlogic’s business, including those described in the company’s periodic filings with the SEC. The events and circumstances reflected in the company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Synlogic can be found under the heading “Risk Factors” in Synlogic’s periodic reports, including its annual report on Form 10-K for the year ended December 31, 2020 and in the preliminary prospectus supplement related to the proposed offering to be filed with the SEC on or about the date hereof, each available on the SEC’s web site at www.sec.gov. Except as required by applicable law, the company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

MEDIA CONTACT:

Lauren Arnold, MacDougall, Phone: 781-235-3060, Email: larnold@macbiocom.com

INVESTOR CONTACT:

Daniel Rosan, Synlogic, Inc., Phone: 617-207-5509, Email: dan.rosan@synlogictx.com